                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------



                                   FORM 8-K/A



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 21, 2003
                                                         ----------------



                      Non-Invasive Monitoring Systems, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
               ---------------------------------------------------
                 (State or other jurisdiction of incorporation)


                   0-13176                               59-2007840
      --------------------------------             -----------------------
          (Commission File Number)                    (I.R.S. Employer
                                                     Identification No.)


              1666 Kennedy Causeway Avenue, Suite 400
                   North Bay Village, Florida 33141            33139
              ----------------------------------------        -----
              (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (305) 861-0075
                                                           --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant previously reported, on Form 8-K filed on January 21, 2003, the Registrants decision to no longer engage Gerson, Preston, Robinson & Co., P.A. Registrant's independent certified public accountant and engage Jewett, Schwartz & Associates to act as the Registrant's independent certified public accountant. Please see Item 7 below for a copy of the agreement letter required by Item 304(a)(3) of Regulation S-B.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) None.
     (b) None.
     (c) 99.1 Letter from Gerson, Preston, Robinson & Co., P.A. to the Securities and Exchange Commission, dated February 19, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NON-INVASIVE MONITORING SYSTEMS, INC.

Dated: February 24, 2003                                 /s/ Marvin A. Sackner
                                                      --------------------------
                                                         Marvin A. Sackner,
                                                         Chairman of the Board

                                                             Exhibit Index

Exhibit No.     Description

     99.1 Letter from Gerson, Preston, Robinson & Co., P.A. to the Securities and Exchange Commission, dated February 19, 2003